Accounts Receivable, net	12 Months Ended
Dec. 31, 2020
Receivables [Abstract]
Accounts receivable, net

Note 3 — Accounts receivable, net

Accounts receivable, net, consists of the following:

	As of December 31
	2020	2019

Accounts receivable	$15,896,127	$12,910,734
Less: Allowance for doubtful accounts	(1,581,142)	(1,669,658)
Total accounts receivable, net	$14,314,985	$11,241,076

Unbilled accounts receivable included in accounts receivable above amounted to $7,526,282 and $5,865,900 as of December 31, 2020 and 2019, respectively. The unbilled accounts receivables as of December 31, 2020 are expected to be billed within one year and collected over one year. The billed accounts receivable is expected to be collected within one year.

As of March 31, 2021, approximately $2.1 million (or 13.5%) of total accounts receivable as of December 31, 2020 was collected. It represented 23.0% of billed accounts receivable balance and 3.0% of unbilled accounts receivable balance as of December 31, 2020 were subsequently collected, respectively.

Movement of allowance for doubtful accounts is as follows:

	As of December 31,
	2020	2019	2018

Beginning balance	$1,669,658	$392,533	$36,285
Provision (reverse) for doubtful accounts	-	3,276,200	372,635
Recovery	(189,286)	-	-
Written-off	-	(1,984,244)	-
Foreign currency translation adjustments	100,770	(14,831)	(16,387)
Ending balance	$1,581,142	$1,669,658	$392,533

For the year ended December 31, 2019, the Company wrote off $1,984,244 accounts receivable related to two customers.